NOMURA PARTNERS FUNDS, INC. ARTICLES SUPPLEMENTARY is incorporated by reference to Exhibit (a)(6) of Post-Effective Amendment No. 36 to the Registration Statement as filed with the SEC on December 23, 2008 (SEC Accession No. 0001193125-08-259599).